December 10, 1999



Leisure Time Casinos & Resorts, Inc.
4258 Communications Drive
Norcross, Georgia 30093

Ladies and Gentlemen:

     1. Subscription. Pursuant to this Subscription Agreement (the "Agreement"), the undersigned, Prime Technological Services, Inc. (the "Subscriber"), intending to be legally bound, irrevocably applies to purchase from Leisure Time Casinos & Resorts, Inc., a corporation organized under the laws of the State of Colorado (the "Company"), 523,759 shares of the Company's Convertible Series A Preferred Stock, no par value ("Convertible Series A"), for a total purchase price of a total of $5,237,586 consisting of (i) the cancellation of a promissory note dated August 1, 1999, in the amount of $2,000,000 from the Company to the Subscriber, (ii) a credit for the payment of interest of $63,500 due from the Company to the Subscriber, (iii) a credit for the payment of $69,532 of interest that the Company might be obligated to pay to the Subscriber that the Subscriber has paid to the Subscriber's suppliers, (iv) a credit for the payment of $557,523 due as an account payable from the Company to the Subscriber and (v) a deposit of $2,547,031 against future purchases of inventory by the Company from the Subscriber at the prices set forth on Exhibit A.

     The Convertible Series A issued hereunder shall have the rights and preferences set forth on Exhibit B hereto. The Convertible Series A is being offered to the Subscriber without registration under the Securities Act of 1933, as amended (the "Securities Act"). For purposes of this Agreement, the shares of common stock of the Company into which the Convertible Series A will be converted shall be referred to as the "Conversion Shares."

     2. Acceptance. The subscription shall be deemed accepted by the Company upon execution of this Agreement by the Company.

     3. Delivery of Certificate for Shares and Promissory Note. At the Closing, the Company will deliver to the Subscriber a certificate or certificates representing the Convertible Series A subscribed for hereby, registered in the name of the Subscriber and the Subscriber will deliver to the Company the promissory note dated August 1, 1999, marked "CANCELLED", and evidence of Subscriber's forgiveness of the items set forth above and evidence of the credit set forth above.

     4. Closing. The closing will be held on December 10, 1999, at 2:00 p.m. in the offices of Smith McCullough, P.C. at 4643 South Ulster Street, Suite 900, Denver, Colorado 80237.

     5. Representations, Warranties and Covenants of Subscriber. In order to induce the Company to sell the Convertible Series A to the Subscriber, the Subscriber hereby represents, warrants and covenants to the Company as follows:

          a) Requisite Power and Authority. Subscriber has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out its provisions. All actions on Subscriber's part required for the lawful execution and delivery of this Agreement have been or will be effectively taken prior to the Closing. Upon execution and delivery, this Agreement will be a valid and binding obligation of Subscriber, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) general principles of equity that restrict the availability of equitable remedies.

          b) Investment Representations. Subscriber understands that neither the Convertible Series A nor the Conversion Shares have been registered under the Securities Act. Subscriber also understands that the Convertible Series A is being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Subscriber's representations contained in the Agreement. Subscriber hereby represents and warrants as follows:

               (i) Subscriber Bears Economic Risk. Subscriber has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Subscriber must bear the economic risk of this investment indefinitely unless the Convertible Series A (or the Conversion Shares) are registered pursuant to the Securities Act, or an exemption from registration is available. Subscriber also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Subscriber to transfer all or any portion of the Convertible Series A or the Conversion Shares under the circumstances, in the amounts or at the times Subscriber might propose.

               (ii) No Transfer Without Registration. The Subscriber will not sell or otherwise transfer any or all of the Convertible Series A or Conversion Shares without registration under the Securities Act or an exemption therefrom such as permitted by Rule 144.

              (iii)Legend. The Subscriber acknowledges and agrees that the certificate or certificates representing the Convertible Series A and Conversion Shares shall bear a legend restricting the transfer of the Convertible Series A and Conversion Shares.

              (iv) Acquisition for Own Account. Subscriber is acquiring the Convertible Series A and the Conversion Shares for Subscriber's own account for investment only, and not with a view towards their distribution.

               (v) Subscriber Can Protect Its Interest. Subscriber represents that by reason of its, or of its management's, business or financial experience, Subscriber has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement. Further, Subscriber is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

              (vi) Documents. The Subscriber understands that all documents, records and books pertaining to this investment have been made available for inspection by the Subscriber, the Subscriber's attorney and/or accountant including, but not limited to, the Company's Prospectus dated September 15, 1999 and the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1999.

              (vii)Rule 144. Subscriber acknowledges and agrees that the Convertible Series A, and, if issued, the Conversion Shares, must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Subscriber has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act as in effect from time to time, which will permit the limited sales of the Conversion Shares purchased in the private placement by the Company subject to the satisfaction of certain conditions, including, among other things, the availability of certain current public information about the Company, the resales occurring following the required holding period under Rule 144 and the number of Conversion Shares being sold during any three-month period not exceeding specified limitations.

     6.   Representations and Warranties of the Company.

          a) Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. The Company has all requisite corporate power and authority to own and operate its properties and assets to carry on its business as presently conducted and to execute and deliver this Agreement, and by Closing, the Company will have all requisite corporate power and authority, to issue and sell the Convertible Series A and the Conversion Shares and to carry out the provisions of this Agreement and the Articles of Amendment to the Company's Articles of Incorporation that describe the Convertible Series A ("Articles of Amendment"). The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

          b) Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization of this Agreement, the performance of all obligations of the Company hereunder and thereunder at the Closing and the authorization, sale, issuance and delivery of the Convertible Series A pursuant hereto and the Conversion Shares pursuant to the Articles of Amendment has been taken or will be taken prior to the Closing. The Agreement, when executed and delivered, will be a valid and binding obligation of the Company enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and (b) general principles of equity that restrict the availability of equitable remedies. The sale of the Convertible Series A and the subsequent conversion of the Convertible Series A into Conversion Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

          c) Title to Convertible Series A and Conversion Shares. Upon issuance of the Convertible Series A by the Company to Subscriber at Closing, the Convertible Series A will be fully paid and nonassessable and Subscriber will have good and marketable title to the Convertible Series A (and upon conversion, the Conversion Shares) free and clear of all mortgages, liens, pledges, encumbrances, charges or other security interests.

          d) Compliance with Other Instruments. Except as disclosed in the Company's filings with the Securities and Exchange Commission (the "Commission"), the Company is not in violation or default of any term of its Articles of Incorporation or Bylaws, or of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order, writ or, to its knowledge, any statute, rule or regulation applicable to the Company which would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. The execution, delivery, and performance of and compliance with this Agreement, and the issuance and sale of the Convertible Series A pursuant hereto and the issuance of the Conversion Shares upon conversion of the Convertible Series A as provided in the Articles of Amendment, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

          e) Litigation. Except as disclosed in the Company's filings with the Commission, there is no action, suit, proceeding or investigation pending or to the Company's knowledge currently threatened against the Company that questions the validity of this Agreement, or the right of the Company to enter into this Agreement, or to consummate the transactions contemplated hereby, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that has not been satisfied. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

          f) Compliance with Laws; Permits. Except as disclosed in the Company's filings with the Commission, to its knowledge, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which violation would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement and the issuance of the Convertible Series A or the Conversion Shares, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted.

          g) Offering Valid. Assuming the accuracy of the representations and warranties of the Subscriber contained in Section 5(b) hereof, the offer, sale and issuance of the Convertible Series A and the Conversion Shares will be exempt from the registration requirements of the Securities Act and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Convertible Series A to any person or persons so as to bring the sale of such Convertible Series A by the Company within the registration provisions of the Securities Act or any state securities laws.

          h) Full Disclosure. This Agreement, and all other documents delivered by the Company to Purchaser or its attorneys or agents in connection herewith or with the transactions contemplated hereby, do not contain any untrue statement of a material fact nor, to the Company's knowledge, omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

     7.   Registration Rights.

          a) Definitions. For purposes of this Section 7, the following terms shall have the respective meanings set forth below:

               i) "Commission" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

              ii) The term "Common Stock" means the Company's $0.001 par value common stock.

             iii) The term "Holder or Holders of Registrable Stock" shall mean any holder of Convertible Series A or Conversion Shares issued or issuable upon conversion of the Convertible Series A issued pursuant to this Agreement, including any transferee of any such holder.

              iv) The term "Participating Holder" shall mean a holder of Registrable Stock that requests the Company to register the holder's Registrable Stock.

               v) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document by the Commission.

              vi) The term "Registrable Stock" means the Conversion Shares issued or issuable upon the conversion of the Convertible Series A issued pursuant to this Agreement; provided, however, that shares of the Registrable Stock shall cease to be Registrable Stock if they are sold or transferred pursuant to a registered public offering or other transaction which does not result in restrictions on resale being imposed on the transfer by virtue of Federal or state securities laws; and provided further that Registrable Stock shall cease to be Registrable Stock to the extent the holder could sell or transfer such Registrable Stock held by the holder pursuant to Rule 144 promulgated under the Securities Act.

     b)    Demand Registration.

          i) Upon the written request of one or more of the Holders after December 10, 2002, which request shall state the intended method or disposition by such Participating Holders and shall request that the Company effect the registration of all or part of the Registrable Stock under the Securities Act, the Company shall use its best efforts to prepare and file with the Commission a registration statement and such other documents, including a prospectus, as may be necessary to permit a public offering and sale of such Registrable Stock in the United States in compliance with the provisions of the Securities Act, all to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) by the Participating Holders of the Registrable Stock so to be registered. If such sale of Registrable Stock is to be pursuant to an underwritten offering, the underwriter shall be selected by the Holders and shall be reasonably acceptable to the Company. If the underwriter selected determines that the number of shares of Registrable Stock so to be included is required to be limited due to market conditions or otherwise, the Holders of Registrable Stock proposing to sell their shares of Registrable Stock in such underwritten registration shall share pro rata (according to the number of shares of Registrable Stock requested to be registered) in the number of shares of Registrable Stock being underwritten (as determined by such underwriter) and registered for their account. The Company shall only be required to effect one registration pursuant to this Section 7(b); provided, however, that if at the time of the exercise of the rights of the Participating Holders under this Section 7(b), the Company is not permitted by law to register all of the Registrable Stock, the Company may be required to effect one additional registration pursuant to this Section 7(b).

          ii) The Company shall not be required to effect any registration under this Section 7(b) within nine months after the completion of any public offering of its securities pursuant to which the Holders of Registrable Stock were afforded the right to register as many shares of their Registrable Stock as requested nor within six months after the effective date of any other public offering by the Company.

         iii) The Company shall have the right to include in any registration statement or post-effective amendment filed pursuant to this Section 7(b) other securities of the Company then proposed to be distributed, except that, to the extent consistent with the rights of other holders of the Company's securities, if and to the extent that the underwriter or underwriters acting with respect of such public offering reasonably determine that the inclusion of such other securities may substantially prejudice or hinder the offering of Registrable Stock, the number of such other securities shall be reduced or eliminated prior to any reduction in the number of shares of Registrable Stock so to be registered.

          iv) If the registration under this Section 7(b) is effected on Form S-3 (or any successor form thereto), and the effectiveness of such registration statement can be maintained without significant additional expense to the Company, then the Company agrees to maintain the effectiveness of such registration statement for a period of two years after its initial effective date. Otherwise, the Company shall not be required to maintain the effectiveness of such registration statement for a period in excess of six months after its initial effective date.

     c)    Incidental Registration.

          i) If prior to December 10, 2002, the Company at any time and from time to time proposes to file with the Commission a registration statement under the Securities Act with respect to any proposed distribution of any of its securities (other than a registration to be effected on Form S-4, S-8 or other similar limited purpose form), whether for sale for its own account or for the account of any other person holding registration rights with respect to the securities of the Company, or both, then the Company each such time shall give written notice of such proposed filing to the Holders of Registrable Stock at least thirty (30) days before the anticipated filing date, and such notice shall describe in detail the proposed registration and distribution (including those jurisdictions where registration or qualification under the securities or blue sky laws is intended) and shall offer the Holders of Registrable Stock the opportunity to register such number of shares of Registrable Stock as the Holders of Registrable Stock may request. Upon receipt by the Company by the anticipated filing date of written requests from Participating Holders for the Company to register their Registrable Stock, the Company shall permit, or in the event of any underwritten offering, shall use its best efforts to cause the managing underwriter or underwriters of such proposed underwritten offering to permit, the Participating Holders to include such Registrable Stock in such offering on the same terms and conditions as any similar securities of the Company included therein; provided, however, that if in the written opinion of the managing underwriter of such offering, the inclusion of the total amount or kind of securities in such offering would adversely effect the marketing or the success of the offering of the Company's securities proposed to be so registered then the amount of Registrable Stock proposed to be registered (other than any person's exercising demand registration rights) shall be eliminated or reduced in proportion to their respective values to the extent necessary to reduce the total amount of securities to be included in such offering on behalf of such holders of securities to the amount recommended by such managing underwriter. For purposes of this Section, "value" shall mean principal amount with respect to debt securities and the proposed offering price per share with respect to equity securities. Notwithstanding the foregoing, if, at any time after giving written notice of its intention to register the Company's securities and prior to the effectiveness of the registration statement filed in connection with such registration, the Company determines for any reason either not to effect such registration or to delay such registration, the Company may, at its election, by delivery of written notice to the Participating Holders, (i) in the case of a determination not to effect registration, relieve itself of its obligation to register any Registrable Stock in connection with such registration, or (ii) in the case of determination to delay the registration, delay the registration of such Registrable Stock for the same period as the delay in the registration of such other securities.

          ii) The Company shall not be required to include any of the Registrable Stock of a Participating Holder in any registration statement or post-effective amendment prepared at its own instance unless the Participating Holders shall convert all of the Convertible Series A to Common Stock immediately after the date the Company's registration statement for the Registrable Stock filed with the Commission is declared effective by the Commission and unless the Participating Holders furnish such information and sign such documents as may be required by the Commission or reasonably requested by the Company in accordance with generally accepted practices, in connection with such proposed distribution.

     d) Covenants of the Company with Respect to Registration. In connection with any registration under this Section 7, the Company shall, as expeditiously as is reasonably possible:

          i) Prepare and file with the Commission a registration statement with respect to such Registrable Stock and, subject to the last sentence of Section 7(c)(i) hereof, use its best efforts to cause such registration statement to become effective.

         ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until, in the case of an underwritten public offering, each underwriter has completed the distribution of all securities purchased by it, and, subject to
Section 7(b)(iv), in all other cases until the earlier of (i) the sale of all included Registrable Stock covered thereby or (ii) 180 days from the effective date of the registration statement, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all included Registrable Stock covered by such registration statement;

          iii) Furnish to the Participating Holders such number of copies of a prospectus, including, if applicable, a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling shareholders may reasonably request in order to facilitate the disposition of Registrable Stock owned by the Participating Holders.

           iv) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States as shall be reasonably requested by the Participating Holders, or, in the case of an underwritten public offering the managing underwriter shall reasonably request, provided, however, that the Company shall not be required in connection therewith or as a condition hereto to qualify to do business or to file a general consent to service of process in any such states or jurisdiction.

           v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. The Participating Holders shall also enter into and perform their obligations under such an agreement.

          vi) Notify the Participating Holders, at any time when a prospectus relating to Registrable Stock covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of the Holder, as promptly as practicable prepare, file and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

         vii) If the Company has delivered preliminary or final prospectuses to the Holder and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Holder and, if requested, the Holder shall immediately cease making offers of included Registrable Stock and return prospectuses to the Company. The Company shall promptly provide the Holder with revised prospectuses and, following receipt of the revised prospectuses, the Holder shall be free to resume making offers of the included Registrable Stock.

     e) Payment of Costs and Expenses of Registration. The Company shall pay all costs, fees and expenses in connection with all registration statements filed under this Section 7 including, without limitation, the Company's legal and accounting fees and disbursements, printing expenses and blue sky fees and expenses, but not including the fees and expenses of counsel and accountants and advisors for the Participating Holders in connection with such registration. Further, the Company shall not pay for underwriting discount and commissions and underwriter's expense allowance allocable to the Registrable Stock being registered or state transfer taxes.

     f) Indemnification.

          i) The Company shall indemnify each Participating Holder and any such person controlling it within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Securities Exchange Act of 1934, as amended, against any loss, claim, damage, expense or liability (including without limitation all expenses reasonably incurred in investigating, preparing, or defending against any claim whatsoever, such expenses to be reimbursed by the Company as they are incurred) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus or any amendments or supplements thereto in which Registrable Stock is included or in any application, statement or other document filed by the Company with the Commission or any securities exchange or in any jurisdiction in connection with qualifying such Registrable Stock under the securities laws thereof, or (ii) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Participating Holder expressly for use in any such registration statement or other document.

          ii) Each Participating Holder shall, as a condition to such registration of Registrable Stock, agree to indemnify the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any loss, claim, damage or expense or liability (including without limitation all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever, such expenses to be reimbursed by the Participating Holder as they are incurred) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus or any amendments or supplements thereto in which Registrable Stock is included or in any application, statement or other document filed by the Company with the Commission or any securities exchange or in any jurisdiction in connection with qualifying such Registrable Stock under the securities laws thereof, or (ii) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, provided, in each case that such statement or omission is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Participating Holder expressly for use in any such registration statement or other document.

          iii) Promptly upon receipt by a party claiming indemnification hereunder of notice of the commencement of any action involving a claim referred to above, such indemnified party will, if a claim in respect thereof is to be made against a party which may be required to indemnify such party hereunder, give written notice to the latter of the commencement of such action. In any case, if any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense of such action, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party. Except as set forth herein, the indemnified party and any party cooperating in the defense of such claim shall not settle or compromise any such claim or admit liability without the express written consent of the indemnifying party. The indemnified party shall have the right to be represented by an advisory counsel and accountants, at its own expense, and the indemnified party shall be kept fully informed of such action, suit or proceeding at all stages thereof whether or not the indemnified party is so represented.

     Notwithstanding the foregoing, the indemnified party may immediately cause to be paid or discharged any asserted claim the non-payment of which would have an immediate substantial adverse impact on the indemnified party and any claim which the indemnifying party has not disputed within thirty days of notice as provided above.

          iv) If the indemnification provided for in this Section 7(f) is unavailable or insufficient to hold harmless an indemnified party under such
Section in respect of any losses, claims, damages or liabilities or action in respect thereof or referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party as a result of such losses, claims, damages, liabilities or actions contribute to the amount paid by the indemnified party in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Participating Holders, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give the notice required under such Section. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company on the one hand, or the Participating Holders on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Participating Holders agree that it would not be just and equitable if contribution pursuant to this Section 7(f)(iv) were determined by pro rata allocation or by any other method of allocation which did not take account of the equitable considerations referred to above in this subsection. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentations.

          v) The obligations of the Company and the Participating Holders under this Section 7(f) shall survive the completion of any offering of Registrable Stock in a registration statement under this Section 7.

         vi) The rights of indemnification contained in this Section 7 shall not be deemed to be the exclusive remedy of the parties hereto and such rights shall be in addition to any other rights or remedies which any party hereto may have at law or equity.

     g) Assignment of Registration Rights. The Subscriber's rights and obligations set forth in this Section 7 shall automatically be deemed assigned to any transferee or assignee of Registrable Stock, provided that immediately following such transfer the further disposition of such Registrable Stock by the transferee or assignee is restricted under the Securities Act; provided however, that the termination of registration rights in respect of any shares of Registrable Stock by reason of the operation of Section 7(a) shall be binding upon any transferee of such Registrable Stock. Upon the request of any such Holder, the Company will confirm in writing to any transferee of such Holder's Registrable Stock the Company's agreements contained in this Section 7, but no failure of the Company to confirm such obligations shall in any way impair such transferee's rights under this Section 7.

     h) Reporting Requirements Under the Securities Exchange Act of 1934, as Amended (the "Exchange Act"). The Company agrees to keep its Common Stock registered under Section 12 of the Exchange Act and to file timely (whether or not it shall then be required to do so) such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act. The Company forthwith upon request agrees to furnish to any Holder of Convertible Series A and Conversion Shares (a) a copy of the most recent annual or quarterly report of the Company and (b) such other reports and documents filed by the Company with the Commission as such Holder may reasonably request in availing itself of an exemption for the sale of Conversion Shares without registration under the Securities Act.

     i) Rule 144. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Conversion Shares to the public without registration, the Company agrees to use its best efforts to make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act and to use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act.

     j) Forms. All references in this Agreement to particular forms of registration statements are intended to include, and shall be deemed to include, references to all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

     k) Termination. This Agreement shall terminate and be of no further force and effect on the earlier of (i) the date ten (10) years from the date hereof; or (ii) the date on which all of the Conversion Shares subject hereto shall no longer be Registrable Stock.

     8. Conditions to Closing.

     a) Conditions to Subscriber's Obligations at the Closing. Purchaser's obligations to purchase the Convertible Series A at the Closing are subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

          i) Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 6 hereof shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made as of the Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

         ii) Legal Investment. On the Closing Date, the sale and issuance of the Convertible Series A and the proposed issuance of the Conversion Shares shall be legally permitted by all laws and regulations to which the Purchaser and the Company are subject.

        iii) Filing of Articles of Amendment. The Articles of Amendment shall have been filed with the Secretary of State of the State of Colorado.

         iv) Reservation of Conversion Shares. The Conversion Shares issuable upon conversion of the Convertible Series A shall have been duly authorized and reserved for issuance upon such conversion.

          v) Compliance Certificate. The Company shall have delivered to the Subscriber a Compliance Certificate, executed by the President or a Vice President of the Company, dated the Closing Date, to the effect that the conditions specified in subsections (i), (iii), and (iv) of this Section 8 have been satisfied.

          vi) Consulting Agreement. A Consulting Agreement substantially in the form attached hereto as Exhibit C shall have been executed and delivered by the parties thereto.

         vii) Promissory Note. A Promissory Note substantially in the form attached hereto as Exhibit D shall have been executed and delivered by the parties thereto.

        viii)Cash Payment. The Company shall have delivered to Mogo Financial Management Company the sum of One Hundred Seventy-Five Thousand Dollars ($175,000.00) in immediately available funds.

         (ix) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchaser and its counsel, and the Purchaser and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

     9. Conditions to Obligations of the Company. The Company's obligation to issue and sell the Convertible Series A at the Closing is subject to the satisfaction, on or prior to such Closing, of the following conditions:

     a) Representations and Warranties True. The representations and warranties made by the Subscriber in Section 5 hereof shall be true and correct in all material respects at the date of the Closing, with the same force and effect as if they had been made on and as of said date.

     b) Filing of Articles of Amendment. The Articles of Amendment shall have been filed with the Secretary of State of the State of Colorado.

     c) Cash Payment. The Company shall have delivered to Mogo Financial Management Company d/b/a Mogo Technical Consulting the sum of One Hundred Seventy-Five Thousand Dollars ($175,000.00) in immediately available funds.


     10. Confidentiality. The Subscriber shall hold and shall cause its consultants and advisors to hold in strict confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all documents and information concerning the Company furnished to it (except to the extent that such information can be shown to have been (a) previously known by the party to which it was furnished, (b) in the public domain through no fault of such party or (c) later lawfully acquired from other sources by the party to which it was furnished), and Subscriber shall not release or disclose such information to any other person or entity, except its auditors, attorneys, financial advisors, bankers and other consultants and advisors in connection with this Agreement. Subscriber shall be deemed to have satisfied its obligation to hold confidential information concerning or supplied to it if it exercises the same care as it takes to preserve confidentiality for its own similar information.

     11. Governing Law. This Agreement has been made in, and shall be construed in accordance with, the laws of the State of Georgia applicable to contracts made and to be fully performed therein.

     12. Entire Agreement. This Agreement and the Exhibits and other documents delivered pursuant hereto contain the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all negotiations, representations, and other agreements made by and between such parties with respect hereto.

     13. Assignment. The Subscriber may assign its rights to acquire shares of Convertible Series A hereunder with the written consent of the Company. Any such assignment must be in compliance with the Securities Act.

     14. Survival of Representations, Warranties and Covenants. The parties agree that all representations, warranties and covenants contained in this Agreement shall survive the closing of the transaction as set forth herein in the Agreement.

     15. Waivers and Amendments. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally or by course of dealing, but only by a statement in writing signed by the party against which enforcement of the change waiver, discharge or termination is sought, except to the extent provided in this Section 15. Specifically, but without limiting the generality of the foregoing, the failure of any party at any time or times to require performance of any provision hereof by the Company shall in no manner affect the right of such party at a later time to enforce the same. No waiver by any party of the breach of any term or provision contained in this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement

     16. Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Subscriber and the closing of the transactions contemplated hereby.

     17. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Convertible Series A and Conversion Shares from time to time.

     18. Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     19. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company and to the Subscriber at the addresses set forth below or at such other address as the Company or Subscriber may designate by ten (10) days advance written notice to the other.

     20. Expenses. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

     21. Attorneys' Fees. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

     22. Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     23. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     24. Broker's Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 24 being untrue.

                               PRIME TECHNOLOGICAL SERVICES, INC.




                               By:/s/ C. Glen Farr
                                  --------------------
                               Name:C. Glen Farr
                               Title:CEO

                               Taxpayer Identification Number:
                               _____________________________

                               Address:_____________________
                               _____________________________
                               _____________________________


Agreed to and accepted this 10th day of December, 1999.

LEISURE TIME CASINOS & RESORTS, INC.



By:/s/ Alan N. Johnson
   ----------------------------
      Alan N. Johnson, President

Address:   4258 Communications Drive
           Norcross, Georgia 30093

                                    EXHIBIT A



                                  # of                Original
       Item       Description     Units      Price       PO #        Totals
    -----------  -------------  --------  -----------  -------  --------------
1    LTT-91000     T340+ Main     2233      $362.87             $  810,288.71
2    LTT-91000     T340+ Main     4961      $350.08             $1,736,741.92
                                                                -------------
                                                                $2,547,030.63
                                                                =============

Items to be taken from line 1 first then line 2 after line one is completely delivered.